Iowa Corn Growers Association Leaders, You're Invited…

ZEA CAPITAL

formed by IOWA CORN GROWERS

118 Third Avenue, Suite 630 - Cedar Rapids, Iowa 52401 - (319) 366-0456

Dear Iowa Corn Grower Association Leader:

The management team of the Zea Capital Fund, a private equity fund formed by the Iowa Corn Growers Association, would like to invite you to a meeting on **Saturday, June 19th, noon to 2:30 p.m.**, at the **McCann Center at Sacred Heart Catholic Church** in Newton (1115 South 8th Ave East).

The meeting will include lunch and a short presentation from the Fund's management, which will include investment goals, information about the investment team and the other important team members who have been involved in the development and launch of the Fund.

ICGA members who attend will receive 2 tickets to the Iowa Speedway events for Saturday, June 19th, as part of ICGA's sponsorship of this year's Iowa Speedway events.

RSVP by June 11 by sending an email to lbiggart@iowacorn.org or calling 515.225.9242 to confirm your attendance.

We hope you can join us.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

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